Exhibit 99.2

 South Plains Financial  Second Quarter 2023  Earnings Presentation  July 25, 2023

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTS  This presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains” or the “Company” or “SPFI”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, general economic conditions, potential recession in the United States and our market areas, the impacts related to or resulting from recent bank failures and any continuation of the recent uncertainty in the banking industry, including the associated impact to the Company and other financial institutions of any regulatory changes or other mitigation efforts taken by government agencies in response thereto, increased competition for deposits and related changes in deposit customer behavior, changes in market interest rates, the persistence of the current inflationary environment in the United States and our market areas, the uncertain impacts of ongoing quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System, the effects of declines in housing prices in the Unites States and our market areas, increases in unemployment rates in the United States and our market areas, declines in commercial real estate prices, uncertainty regarding United States fiscal debt and budget matters, severe weather, natural disasters, acts of war or terrorism or other external events, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, adequacy of loan loss reserves, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. For more information about these factors, please see South Plains’ reports filed with or furnished to the U.S. Securities and Exchange Commission (the “SEC”), including South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.  NON-GAAP FINANCIAL MEASURES  Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations and provide both management and investors a more complete understanding of the Company’s financial position and performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.  2

 Today’s Speakers   Curtis C. Griffith Chairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979  Elected Chairman of the First State Bank of Morton board in 1984  Chairman of the Board of City Bank and the Company since 1993  Steven B. Crockett Chief Financial Officer & Treasurer  Appointed Chief Financial Officer in 2015  Previously Controller of City Bank and the Company for 14 and 5 years respectively  Began career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas  Cory T. Newsom President  Entire banking career with the Company focused on lending and operations  Appointed President and Chief Executive Officer of the Bank in 2008  Joined the Board in 2008  3

 Second Quarter 2023 Highlights  Diluted earnings per share for the second quarter was $1.71, compared to $0.53 for the first quarter of 2023  Excluding one-time gains and charges related to the sale of Windmark Insurance Agency, Inc. (“Windmark”) and the repositioning of the securities portfolio, second quarter diluted earnings per share was $0.55  Loans grew $190.4 million, or 6.8%, during the second quarter as compared to the first quarter of 2023  Deposits grew $66.5 million, or 1.9%, during the second quarter as compared to the first quarter of 2023  Net Interest Margin held steady from March 2023 levels at 3.65% as higher loan yields offset the rise in deposit costs  Completed the sale of Windmark for $35.5 million on April 1, 2023  Offset a portion of the Windmark gain through the strategic sale of $56 million of our investment securities resulting in a realized loss of $3.4 million. Reinvested those proceeds in higher yielding loans which will be accretive in subsequent quarters  Recorded a $3.7 million provision for credit losses in the second quarter due to strong organic loan growth and $1.3 million in specific reserves for a previously-classified credit relationship totaling $13.3 million that was placed on nonaccrual in May 2023  Classified loans declined $3.5 million during the second quarter to $67.4 million from $70.9 million at March 31, 2023  Deposit Growth   1.9%  Uninsured / Uncollaterized Deposits 16%  Net Income   $29.7 M  EPS - Diluted  $1.71  Net Interest Margin (1)  (“NIM”) 3.65%  Average Yield on Loans  5.94%  4  Source: Company documents  Net interest margin is calculated on a tax-equivalent basis  Organic Loan Growth   6.8%  Loans Held for Investment  (“HFI”) $2.98 B

 Granular Deposit Base & Ample Liquidity  Total Borrowing Capacity  $1.82 Billion  Source: Company documents  (1) No securities are currently pledged to this program; amount represents securities available to be pledged  Data as of June 30, 2023  5  Total Deposit Base Breakdown  Average deposit account size is approximately $36 thousand  City Bank’s percentage of estimated uninsured or uncollateralized deposits is 16% of total deposits  Total of $577 million  Includes $98 million of parent company deposits  Excludes collateralized public fund deposits  SPFI had $1.82 billion of available borrowing capacity, as follows:  $1.01 billion with FHLB of Dallas  $612 million through the Federal Reserve’s Discount Window  $200 million via the Federal Reserve’s Bank Term Funding Program (1)  No borrowings utilized during 2Q'23

 Loan Portfolio  2Q'23 Highlights  Loans HFI increased $190.4 million from 1Q'23, primarily due to organic net loan growth  Organic net loan growth was primarily driven by increases in commercial real estate, residential mortgage and energy loans  Loans HFI increased $398.2 million from 2Q’22  2Q'23 yield on loans of 5.94%, an increase of 16 bps compared to 1Q'23  Total Loans HFI  $ in Millions  Source: Company documents  6

 Attractive Markets Poised for Organic Growth  El Paso Basin  Dallas / Ft. Worth  Population of 865,000+  Adjacent in proximity to Juarez, Mexico’s growing industrial center and an estimated population of 1.5 million people  Home to four universities including The University of Texas at El Paso  Focus on commercial real estate lending  Largest MSA in Texas and fourth largest in the nation  Steadily expanding population that accounts for over 26% of the state’s population  MSA with the largest job growth in 2022 (+5.9%)  Attractive location for companies interested in relocating to more efficient economic environments   Focus on commercial real estate lending  Houston   Second largest MSA in Texas and fifth largest in the nation  Total Non-Farm Employment was up 5.6% in 2022 compared to 2021  Called the “Energy Capital of the World,” the area also boasts the world’s largest medical center and second busiest port in the U.S  Focus on commercial real estate lending  Lubbock Basin  Population in excess of 320,000 with major industries in agribusiness, education, and trade among others  Home of Texas Tech University – enrollment of 40,000 students  Focus on community bank approach and expanding local relationships  7

 Metropolitan Loan Growth  2Q'23 Highlights  Loans HFI in our Dallas, Houston and El Paso metro markets increased 7.3% in 2Q'23 as compared to 1Q’23  Major metropolitan market loan portfolio represents 32% of Bank’s total loans at June 30, 2023  Total Metropolitan Loans  $ in Millions  8  5.00%  Source: Company documents  Source: Company documents  The Bank defines its “major metropolitan markets” to include Dallas, Houston and El Paso, Texas

 Loan HFI Portfolio  Loan Mix  Loan Portfolio ($ in millions)     6/30/23  Commercial C&D  $   164.3  Residential C&D     244.0  CRE Owner/Occ.  343.3  Other CRE Non Owner/Occ.     529.8  Multi-Family     214.3  C&I     393.6  Agriculture     169.4  1-4 Family     522.5  Auto     318.1  Other Consumer     79.8           Total  $  2,979.10  Fixed vs. Variable Rate   at 6/30/23  9  Source: Company documents

 CRE Portfolio  10  Office Highlights  6.1% of total loans HFI  29% is owner-occupied  Average loan size is $864 thousand  Medical offices comprise 11% of office loans  CRE Portfolio ($ in millions)  6/30/2023  Property Type  Total  Multifamily  $214.3  Warehouse  201.4  Retail  163.3  Office – Non-Owner Occ  129.2  Hotel  63.8  Restaurant  62.0  Office – Owner Occ  53.0  Convenience Store  43.2  Other  157.2        Total  $1,087.4  CRE Sector Breakdown  Source: Company documents

 Indirect Auto Overview  Indirect Auto Highlights  Indirect auto loans totaled $297.9 million  Disciplined underwriting approach, management anticipates a modest reduction of the portfolio over time while improving yields  Strong credit quality in sector positioned for resiliency across economic cycles:  Super Prime Credit (>719): $183.7 million  Prime Credit (719-660): $83.8 million  Near Prime Credit (659-620): $25.1 million  Sub-Prime Credit (619-580): $4.8 million  Deep Sub-Prime Credit (<580): $0.6 million  Loans past due 30+ days: 35 bps  Indirect Auto Credit Breakdown  11  Source: Company documents  Data as of June 30, 2023

 Noninterest Income Overview  Noninterest Income  $ in Millions  2Q'23 Highlights  Noninterest income of $47.1 million, compared to $10.7 million in 1Q'23, primarily due to:  The $33.5 million gain on sale of Windmark on April 1, 2023  An increase of $3.0 million in mortgage banking activities revenue  Partially offset by a reduction of $1.4 million in income from insurance activities due to the sale of Windmark  12  Source: Company documents

 Diversified Revenue Stream  Six Months Ended June 30, 2023  Total Revenues  $81.7 million  Noninterest Income  $47.1 million  13  Source: Company documents

 Net Interest Income and Margin  Net Interest Income & Margin  $ in Millions  2Q'23 Highlights  Net interest income (“NII”) of $34.6 million, compared to $34.3 million in 1Q'23  2Q'23 NIM of 3.65%, a decrease of 10 bps compared to 1Q’23, though stable from March ‘23  Interest income increased $3.4 million 2Q’23 from 1Q’23, primarily due to an increase of $3.3 million in loan interest income, largely offset by an increase of $3.1 million in interest expense  The average yield on loans was 5.94% for 2Q'23, compared to 5.78% for 1Q'23  14  3.54%  Source: Company documents

 Deposit Portfolio  Total Deposits  $ in Millions  2Q'23 Highlights  Total deposits of $3.57 billion at 2Q'23, an increase of $66.5 million from 1Q'23  Growth in deposits was driven by an $81 million increase in brokered deposits  Partially offset by a $67 million decline in public funds  Cost of interest-bearing deposits increased to 2.45% in 2Q'23 from 2.03% in 1Q'23  Average cost of deposits was 169 bps as compared to 136 bps in 1Q'23  Noninterest-bearing deposits to total deposits was 30.8% in 2Q'23, compared to 31.7% in 1Q'23  15  Source: Company documents

 Credit Quality  2Q'23 Highlights  Credit Quality Ratios  Net Charge-Offs to Average Loans  ACL to Total Loans HFI  16  The Company recorded a provision for credit losses of $3.7 million in 2Q'23, compared to $1 million in 1Q'23  The provision was for loan growth and $1.3 million for specific reserves on one previously classified credit relationship that was placed on nonaccrual status in 2Q’23  Ratio of Allowance for Credit Losses (“ACL”) to loans HFI was 1.45% at 6/30/2023  Source: Company documents

 Investment Securities  2Q'23 Highlights  Investment securities totaled $628 million at June 30, 2023, a decrease of $70.5 million from March 31, 2023  The decrease was largely the result of a strategic sale of $56 million of investment securities during the period  All municipal bonds are in Texas  All MBS, CMO, and Asset Backed securities are U.S. Government or GSE  Duration of the securities portfolio was 6.92 years at quarter end   2Q'23 Securities Composition  $698.6  million  Securities & Cash  $ in Millions  17  Source: Company documents

 Noninterest Expense and Efficiency  Noninterest Expense  $ in Millions  2Q'23 Highlights  Noninterest expense for 2Q’23 increased $8.1 million from 1Q'23 primarily due to:  $4.5 million in transaction expenses and related incentive-based compensation from the Windmark sale   Realized a loss of $3.4 million on the strategic sale of investment securities  Adjusted efficiency ratio was 67.1%  Will continue to manage expenses to drive profitability  18  Source: Company documents  Note: Adjusted efficiency ratio is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP

 Balance Sheet Growth and Development  Balance Sheet Highlights  $ in Millions  Tangible Book Value Per Share  Note: Tangible book value per share is a non-GAAP measure. See appendix for the   reconciliation of non-GAAP measures to GAAP   19  Source: Company documents

 Strong Capital Base  Tangible Common Equity to Tangible Assets Ratio  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  20  Source: Company documents  Note: Tangible common equity to tangible assets ratio is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP

 SPFI’s Core Purpose and Values Align: Centered on Relationship-Based Business  Our Core Purpose is:   To use the power of relationships to help people succeed and live better  HELP [ALL STAKEHOLDERS] SUCCEED  Employees  great benefits and opportunities to grow and make a difference.  Customers  personalized advice and solutions to achieve their goals.  Partners  responsive, trusted win-win partnerships enabling both parties to succeed together.  Shareholders  share in the prosperity and performance of the Bank.  THE POWER OF RELATIONSHIPS  At SPFI, we build lifelong, trusted relationships so you know you always have someone in your corner that understands you, cares about you, and stands ready to help.   LIVE BETTER  We want to help everyone live better.   At the end of the day, we do what we do to help enhance lives. We create a great place to work, help people achieve their goals, and invest generously in our communities because there’s nothing more rewarding than helping people succeed and live better.   21

 Appendix  22

 Non-GAAP Financial Measures  Source: Company documents  $ in thousands  23  For the quarter ended     March 31,  2023     December 31,  2022     September 30,  2022     June 30,  2022     March 31,  2022  Pre-tax, pre-provision income  Net income  $  9,244  $  12,621  $  15,458  $  15,883  $  14,278  Income tax expense  2,391  3,421  3,962  4,001  3,527  Provision for credit losses  1,010  248  (782)  -  (2,085)  Pre-tax, pre-provision income  $  12,645  $  16,290  $  18,638  $  19,884  $  15,720  As of      March 31,  2023     December 31,  2022     September 30,  2022     June 30,  2022     March 31,  2022  Tangible common equity                                            Total common stockholders’ equity  $  367,964     $  357,014     $  $ 341,799     $  $ 364,222     $  $ 387,068  Less:  goodwill and other intangibles     (23,496)        (23,857)        (24,228)        (24,620)        (25,011)                                               Tangible common equity  $  344,468     $  333,157     $  $ 317,571     $  $ 339,602     $  $ 362,057                                               Tangible assets                                            Total assets  $  4,058,049     $  3,944,063     $  $ 3,992,690     $  $ 3,974,724     $  $ 3,999,744  Less:  goodwill and other intangibles     (23,496)        (23,857)        (24,228)        (24,620)        (25,011)                                               Tangible assets  $  4,034,553     $  3,920,206     $  $ 3,968,462     $  $ 3,950,104     $  $ 3,974,733                                               Shares outstanding     17,062,572        17,027,197        17,064,640        17,417,094        17,673,407                                   Total stockholders’ equity to total assets     9.07%     9.05%     8.56%     9.16%     9.68%  Tangible common equity to tangible assets     8.54%     8.50%     8.00%     8.60%     9.11%  Book value per share  $  21.57  $  20.97  $  20.03  $  20.91  $  21.90  Tangible book value per share  $  20.19  $  19.57  $  18.61  $  19.50  $  20.49

 Non-GAAP Financial Measures  Source: Company documents  $ in thousands  24  As of and for the quarter ended     June 30,  2023     Efficiency Ratio           Noninterest expense  $  40,499              Net interest income  $  34,581     Tax equivalent yield adjustment     303     Noninterest income     47,112     Total income  $   81,996              Efficiency ratio     49.39%           Noninterest expense  $  40,499     Less: Windmark transaction related expenses  (4,532)  Less:  net loss on sale of securities     (3,409)     Adjusted noninterest expense     32,558              Total income  $   81,996     Less:  gain on sale of Windmark     (33,488)     Adjusted total income  $   48,508              Adjusted efficiency ratio     67.12%